SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934


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Check the appropriate box:
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     14a-6(e)(2)
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[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                  ADT Limited

               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):
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                                   ADT LOGO


Forward Looking Information

Certain statements in this presentation constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements contained herein regarding the consummation and benefits of future acquisitions, as well as expectations with respect to future sales, operating efficiencies and product expansion are subject to known and unknown risks, uncertainties and contingencies, many of which are beyond the control of ADT, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that might affect such forward looking statements include, among others, overall economic and business conditions, the demand for ADT's services, competitive factors in the industry, regulatory approvals and uncertainty about the consummation of future acquisitions.


1. Overview

[Graphic - Check Marked Box]

                   ADT "Status Quo" is a Vote For More Value

bullet   Superior Stock Price Performance:
         #1 Electronic Security Services company is a solid growth vehicle (Lehman research target: $28-$30 by year end 1997)

bullet   Basic Growth Engine:
         1.8 million customer installed base ($920 million in contractual recurring revenues)

bullet   ADT's Turbocharger:
         next generation "data management" technology offerings being delivered today


1. Overview

[Graphic - Empty Box]

                  Western Proposal is Not Worthy of Your Vote

bullet   Stated Value:
         $22.50 is inadequate

bullet   Theoretical Value:
         $10.00 + 0.42017 WR shares is likely to be less than $22.50

bullet   Realizable Value:
         with ADT, KCP&L and "dividend nervous" sellers, market indigestion means realizable values may be much less than $22.50

bullet   Taxable transaction


1. Executive Summary

ADT Present

bullet   ADT is the Strong #1:   electronic security services -- North America
                                 and U.K.

bullet   Earnings Quality:       recurring revenues - $920 million (1.8 million
                                 customers, 65% is contractual)

bullet   ADT has become a "Pure Play" Electronic Security Services Provider:

               Selling/Sold: U.S. and U.K. Vehicle Auction operations

               Acquired:   Alert Centre, ASH (synergies from these recent
                           deals still to come)


1. Executive Summary

ADT Future

bullet   Well-Positioned for the Future of the Electronic Security Services
         Industry:

         bullet  Leading market position
         bullet Only player with national brand and service delivery bullet Economics of scale bullet Next generation "service provider" products (the turbocharger for ADT's current growth engine)
         bullet  Consolidator in a fragmented industry


2. Forces Shaping The Electronic Security Services Industry

Industry Trends

bullet   Fragmented Industry Where ADT is the leader

               -Top 100 companies - 23% market share
               -Total market $13 billion in 1996*
               -ADT is about 3.5 times the #2 player

bullet   Key Drivers for Future (Residential) Industry Growth

               -Size of potential market (98 million homes)
               -Low residential market penetration (currently 10%) -Increased crime awareness
               -Next generation security products (technology "upgrades")

bullet   "Higher Technology" Further Benefits ADT

               -More sophisticated equipment
               -More sophisticated monitoring
               -More sophisticated service needs
               -ADT is the clear leader


*  Source: STAT Resources


2. Forces Shaping The Electronic Security Services Industry

Fragmentation Persists Despite Recent Consolidation

[Graphic-Chart depicting the following ($ in millions)]

U.S. Electronic Security Industry:  1995 Revenue and Market Share Comparison

$880
ADT/Alert Pro Forma

$255
Borg-Warner (Wells Fargo)

$250
Ameritech*

$223
Honeywell

$150
Westinghouse Security (Westar)

$128
Brink's Home Security

$66
Rollins Protective Services

$62
Westec Security

$56
Protection One

$53
Republic Industries

Source: Security Distributing & Marketing, May 1996.

*  Includes the acquired businesses of National Guardian and Security Link.


3. Overview of ADT's Electronic Security Services Business

Electronic Security Services - Net Sales (Worldwide)*

[Graphic - Chart depicting the following Net Sales ($MM)]

 1992
$901.1

 1993
$937.3

 1994
$999.8

 1995
$1,092.5

 1996
$1,406.2

Total Number of
Customers ('000's):    744       1992
                       864       1993
                     1,019       1994
                     1,214       1995
                     1,800       1996

* Amounts for 1995 and prior years exclude the acquisitions of Alert Centre and Automated Security.


3. Overview of ADT's Electronic Security Services Business

Contractually Recurring Revenues (Worldwide)

[Graphic - Forward/upward pointing arrow reads: 15.4% Compound Annual
Growth Rate]

[Graphic - Chart depicting the following (Recurring Revenues $mm)]

1992
$518

1993
$553

1994
$588

1995
$658

1996*
$920

* Reflects acquisitions of Alert Centre and Automated Security


3. Overview of ADT's Electronic Security Services Business

Residential Security System Unit Sales

[Graphic - forward/upward pointing arrow 36.5% Compound Annual Growth
Rate]

[Graphic - Chart depicting the following]


 1989
29,000

 1990
50,000

 1991
80,000

 1992
115,000

 1993
145,000

 1994
180,000

 1995
215,000

 1996
280,000

 1997P
350,000


3. Overview of ADT's Electronic Security Services Business

Electronic Security Services - Operating Income (Worldwide)*

[Graphic - Chart depicting Operating Income ($MM)]

 1991
$127.7

1992
$141.0

 1993
$154.0

 1994
$172.9

 1995
$188.7

 1996
$223.1

*Excludes goodwill amortization, restructuring charges and FAS 121 charge. Amounts for 1995 and prior years exclude Alert Centre and Automated Security.


3. Overview of ADT's Electronic Security Services Business

Nationwide Service and Distribution Network

         North America     [Graphic - Map of the forty-eight contiguous United
                           States and Canada illustrating service and distribution network]

                           19 Customer monitoring centers
                           200 Sales and service offices

         U.K. [Graphic - Map of the United Kingdom and Ireland illustrating service and distribution network]

                           5 Customer monitoring centers
                           29 Sales and service offices


4. Initiatives For Future Growth

Overview of Internal Growth Opportunities

[Graphic - ADT logo in the middle with the following pointing to ADT]


Residential Business Initiatives

Commercial Business Initiatives

Customer Service Initiatives

New Technology Initiatives


4. Initiatives For Future Growth

Residential Business

bullet   Leverage Strong Brand ("Security for Life")

bullet   New Channels of Distribution

               bullet   Strategic Alliances (AT&T, Radio Shack, USAA, HFS
                        (ERA/Century 21)), More to Come!
               bullet    Dealers   (January 1996 - 58 dealers)
                                (Year End 1996 - 120 dealers)
               bullet   Account Density Targeting

bullet   New Security Services (not just the home)

               bullet   CarCop (GPS vehicle tracking)
               bullet   Video Security
               bullet   Medical Monitoring
               bullet   Personal Security


4.  Initiatives For Future Growth

Commercial Business

bullet   Integrated systems provider (national accounts)

bullet Retrofits for current large, sophisticated customers (390 of the Fortune 500)

bullet "Security Sensitive" businesses need new products (banks, retail, manufacturing, public sector)

               bullet  Work place data management
               bullet  Remote site monitoring
               bullet  Employee monitoring
               bullet  Customer traffic flow

bullet   Increased penetration for small businesses (new CCTV products)

bullet   ADT designs system solutions (client-specific marketing)


4.  Initiatives For Future Growth

Customer Service Initiatives

bullet "Customer Care" Programs - putting more distance between ADT and its competitors

               bullet   More customer interaction
               bullet   Team concept
               bullet   Employees get superior technical training

bullet   R&D Spending

               bullet   New products shaped by vendor inputs


4. Initiatives For Future Growth

New Technology Initiatives

bullet   Expanding our hardware and software capabilities

               bullet   Oracle
               bullet   MCI Systemhouse
               bullet   Digital
               bullet   Hewlett Packard
               bullet   Ensec

bullet   Customer monitoring center station becomes a "data management center"


5. Why Shareholders Should Vote Against Western Resources' Proposals

This Kansas "Fairy Tale" Doesn't Have a Happy Ending

Toto Isn't The Only Dog in Kansas
[Graphic - Toto]

         Realizable value of Western's bid may be nowhere near $22.50 (at 25% of current WR volume, it takes ADT holders more than 5 years to exit stock -- or 35 dog years)

Western Adds Nothing
[Graphic - Dorothy's ruby slippers]

         ADT already safeguards Dorothy's ruby slippers (security for the Smithsonian Institute)

This "Twister" Means Downside For ADT Shareholders
[Graphic - a twister (tornado)]

         Western earnings and free cash flow spiral downward with each subsequent dilutive deal (ADT would be the biggest drop yet)

There Are No Wizards Behind This Curtain
[Graphic - Picture of hanging curtains]

         Western lacks the management depth to handle 4 large, simultaneous deals


                     With Apologies to "The Wizard of Oz"


5. Why Shareholders Should Vote Against Western Resources' Proposals

Western's Pro Forma Stock Price

[CAPTION]

Pre-ADT - Core Earnings Questions                   [GRAPHIC -- A TWISTER]   Pre-ADT - Cash Flow "Crunch"
---------------------------------------------------                          -----------------------------------------------------

bullet  Hidden dilution from recent deals                                    bullet  Cash Crunch: ADT, Westinghouse, foreign
        (e.g., Westinghouse)                                                         investments  = $1.15 billion spent in 12
                                                                                     month  period = 8.4 years of WR dividends
bullet  Threat of deregulation (WR has high-cost
        generating assets; neighbors are large,                              bullet  Post KCP&L - free cash flow is nearly $190
        well-capitalized and long power)                                             million short of required dividends

bullet  Energy services capabilities = LIMITED                                  bullet  "In the absence of significant additional
                                                                                     equity issuances, the company's financial
bullet  KCP&L: even targeted net synergies can't                                      condition will erode"<F1>
        relieve dividend pressure

bullet  Insufficient management talent to
        successfully integrate:

        bullet  Westinghouse

        bullet  KCP&L

        bullet  Foreign Investments


Post-ADT - Cash Flow "Crisis"                                                Post-ADT - Further Earnings Hit
--------------------------------------------------                           -----------------------------------------------------
bullet  Dividend pressure                                                    bullet  26-32% dilutive to post KCP&L E.P.S. in
                                                                                     first few years
bullet  WR risks a non-investment grade rating
        New Shareholders (ADT, KCP&L) and existing                           bullet  Net negative synergies
        "dividend nervous" shareholders create WR
        "selling stampede"                                                   bullet  Not enough management talent to do four (4)
                                                                                     deals at once

                                                                             Next WR Bid (?)
                                                                             -----------------------------------------------------
                                                                             bullet  More cash and/or more shares mean more
                                                                                     downward pressure on WR stock

                                                                             bullet  Key Issue: Given this outlook, can Western
                                                                                     even afford a "fair price"?

1.  Standard & Poors Creditwire December 19, 1996


5. Why Shareholders Should Vote Against Western Resources' Proposals

Western is Hardly the Ideal Partner

                      Issues in Western's Core Businesses

[CAPTION]

bullet  Small Size:                                       bullet  No Energy Service Franchise                      Volume (Mwh)
--------------------------------------------------        ------------------------------------------------------   ---------------

                                                             Top 5 Power Marketers
                                                             ---------------------
pro forma for KCP&L, a $4 billion utility (23rd              Enron Power Marketing                                       60.5
largest in U.S.); top 6 utilities are $8 billion+            Duke/Louis Dreyfus/PanEnergy Power                          32.5
                                                             LG&E Power Marketing                                        17.1
                                                             Electric Clearinghouse                                      14.9
                                                             Citizens Lehman                                             12.1
                                                             Western (?)                                                 N.M.

bullet  Deregulation:                                     bullet  Westinghouse Security Net Income Dilution:
-------------------------------------------------------   -----------------------------------------------------
   High Cost Generating Assets: more than 60% of             $12-15 million per annum
   ----------------------------------------------------      (9 Cents - 12 Cents per WR/KCP&L share)
   WR/KCP&L assets are generation

   Western/KCP&L (Blended Average Rates)                   bullet  "Scatter Shot" Corporate Focus
   -----------------------------------------------------   ----------------------------------------------------------
   Resid. Rate     7.87 Cents
   Comm. Rate      6.71 Cents                              bullet  Oneok
   Ind. Rate       4.69 Cents                              bullet  Westinghouse Security
                                                           bullet  Foreign Investments
                                                           bullet  KCP&L
                                                           bullet  ADT(?)

                                                           Where is the seasoned, highly-skilled management team that can integrate all these deals simultaneously?
                                                           ----------------------------------------------------------
bullet  5 Biggest Threats to WR/KCP&L Grid
-------------------------------------------------------------
                             Marginal Cost     Reserve Margin
                             -------------     --------------
bullet   Central & Southwest    2.32 Cents           15%
bullet   Entergy                3.24                  8%
bullet   SW Public Service      2.04                  5%
bullet   Texas Utilities        2.56                 19%
bullet   Union Electric         1.93                  9%
                                ----                 ---
                  Average:      2.42                 11%


5. Why Shareholders Should Vote Against Western Resources' Proposals

Western is Hardly the Ideal Partner

                  Problems with the Inadequate Offer for ADT

bullet  Massively Dilutive to Pro Forma E.P.S.

         26%-32% in the first two years

bullet   Credit Rating

         Western is out of debt capacity, pro forma for ADT could be at least a two notch downgrade

bullet   Pro Forma Liquidity is but a Trickle

         at 25% of current WR volume, it would take ADT shareholders more than 5 years to fully exit their WR stock

bullet   Dividend Pressure

         1998 Pro Forma Payout Ratio          117%(*)

         1998 Pro Forma Free Cash Flow Ratio  222%(0)

         Note: The next price increase by Western would only exacerbate this problem

bullet   Net Negative Synergies

         Sum of the after-tax savings that ADT could realize on Westar/Westinghouse does not even pay for the loss of ADT's international tax structure.


5. Why Shareholders Should Vote Against Western Resources' Proposals

Western Pro Forma for ADT is Massively Dilutive

                                                         1997        1998
                                                         ----        ----
bullet  Summary Dilution Analysis:

        Western Resources E.P.S. - Pre KCP&L, Pre ADT    $2.52      $2.74
        Western E.P.S. - KPC&L Pro Forma                 $2.26      $2.47
        Western Pro Forma for KPC&L, ADT (40 year)       $1.79      $2.10
        (% Dilution from WR - KCP&L)                    (20.8%)    (15.3%)


bullet  Incremental Dilution from:

        Onshore Structure                               (10 Cents)  (10 Cents)
        24 Year Intangible Amortization                 (17 Cents)  (17 Cents)

        Adjusted Western Pro Forma E.P.S.               $1.52       $1.83
        (% Dilution from WR - KCP&L)                    (32.4%)     (26.1%)

----------
(*) ADT Estimate


bullet  Market Confusion Regarding Potential Dilution:

        The Wall Street research community is having difficulty quantifying the pro forma impact of Western Resources' proposed acquisition of ADT. In an October 1996 report, a leading securities firm research analyst calculated that an acquisition of ADT at $23.00 per share would be $0.05 per share accretive to Western. Two months later, the same analyst estimated Western's $22.50 per share proposal would result in dilution of $0.35 - $0.40 per share to Western.


bullet  Intangible Amortization:

        The potential dilution may be significantly worse than Western has indicated because separate identifiable intangibles are amortizable over their estimated useful life, not 40 years (incremental dilution could be 17 Cents per share, assuming a blended 24 year amortization period) and moving ADT onshore costs another 10 Cents per pro forma share.


5. Why Shareholders Should Vote Against Western Resources' Proposals

How Much Are 0.42017 Shares Really Worth?

[Graphic - This information is set out as boxed text]

The "Offer"       $10.00 in Cash
                  0.42017 shares


BLENDED
ADT-WR-KCP&L PE
                                                            1997E Net
                                          1997E Net         Income as
AT 12/17/96             1997E PE          Income (1)        % of Total
-----------             --------          ----------        ----------

ADT                       17.1x              $210               41%
(KCP&L)(2)                13.7x               127               25%
WR                        11.7x               174               34%
Blended PE                14.4x              $510               100%


[Graphic - Table]

1998 Pro Forma(3)
-----------------
WR
(Pro Forma for ADT, KCP&L)

----------
(1)  No adjustment made for anticipated premium to be paid to KCP&L.

(2)  Based on Wall Street consensus estimates.

(3) Pro forma analysis based upon Wall Street estimates for ADT and for WR/KCP&L pro forma for their transaction.


E.P.S
-----
$1.83


Estimated Blended PE Multiple
-----------------------------
14x - 16x


Theoretical WR Price Range at 1/1/98
------------------------------------
$25.62-$29.28


Theoretical Value of 0.42017 Shares
-----------------------------------
$10.76-$12.30


Per Share Cash Component
------------------------
$10.00


Total Value for ADT Shares (at 1/1/98)
--------------------------------------
$20.76-$22.30


Discounted to
-------------------------------
2/28/97 at 15%:   $18.48-$19.85


5. Why Shareholders Should Vote Against Western Resources' Proposals

The Reality Check

bullet  Point of Departure

        bullet     Why give control of the ADT Board to a "Low - Ball Bidder"?

        bullet Why pursue a merger of equals with a small, over-leveraged Kansas utility with net negative synergies and severe dilution to ADT's "pure play" growth rate?

        bullet Who is more closely aligned with ADT shareholders in creating shareholder value?

                   bullet  Michael Ashcroft - 11,075,718 ADT shares
                                              beneficially owned
                                              (7.8% of outstanding)
                   bullet  Steve Ruzika     - 1,157,405 ADT shares
                                              beneficially owned (0.8% of
                                              outstanding)

                   bullet  John Hayes       - 20,849 Western shares
                                              beneficially owned
                                              (0.1% of outstanding)

                   bullet  David Wittig     - 16,634 Western shares
                                              beneficially owned
                                              (0.0% of outstanding)

bullet  Bottom Line

        bullet ADT's Future is Bright (stock should exceed stated value of bid by mid-year 1997)

        bullet Western's Future is Bleak (pre-tax realizable value of Western offer unlikely to exceed $22.00 per ADT share by year end
                1997)

Three Year Relative Stock Price performance

        [Graphic - chart depicting the following: three year relative stock price performance among ADT, the S&P 400, the S&P Utilities and Western Resources, for the period February 28, 1994 through February 28, 1997.]


                               2/28/94             2/28/97
                               -------             -------
       ADT                       100%              214.81%
       S&P 400                   100%              169.00%
       S&P Utilities             100%              120.92%
       WR                        100%               99.18%

CERTAIN ADDITIONAL INFORMATION: ADT Limited (the "Company") will be soliciting proxies against the proposals of Western Resources, Inc.
(together with its subsidiaries, "Western") and revocations of proxies previously given to Western for such proposals. The following individuals may be deemed to be participants in the solicitation of proxies and revocations of proxies by the Company: ADT Limited, Michael A. Ashcroft, John E. Danneberg, Alan B. Henderson, James S. Pasman, Jr., Stephen J. Ruzika, W. Peter Slusser, William W. Stinson, Raymond S. Troubh and
Angela E. Entwistle. As of February 24, 1997, Mr. Ashcroft is the beneficial owner of 11,075,718 of the Company's common shares, Mr.
Danneberg is the beneficial owner of 102 of the Company's common shares, Mr. Henderson is the beneficial owner of 621 of the Company's common shares, Mr. Pasman is the beneficial owner of 2,000 of the Company's common shares, Mr. Ruzika is the beneficial owner of 1,157,405 of the Company's common shares, Mr. Slusser is the beneficial owner of 2,800 of the Company's common shares, Mr. Stinson is the beneficial owner of 3,010 of the Company's common shares, Mr. Troubh is the beneficial owner of 2,500 of the Company's common shares and Ms. Entwistle is the beneficial owner of 29,500 of the Company's common shares. The Company has retained Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to act as its financial advisor in connection with Western's proposals. Merrill Lynch is an investment banking firm that provides a full range of financial services for institutional and individual clients. Merrill Lynch does not admit that it or any of its directors, officers or employees is a "participant" as defined in Schedule 14A ("Schedule 14A") promulgated under the Securities Exchange Act of 1934, as amended, in the proxy solicitation, or that such Schedule 14A requires the disclosure of certain financial information concerning Merrill Lynch. In connection with Merrill Lynch's role as financial advisor to the Company, Merrill Lynch and the following investment banking employees of Merrill Lynch may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are shareholders of the Company: Barry Friedberg (Executive Vice President), Richard Johnson (Managing Director), Huston McCollough (Managing Director), Hugh O'Hare (Vice President), Robert Simensky (Vice President) and Paul Bastone (Associate). In the normal course of its business, Merrill Lynch regularly buys and sells securities issued by the company and its affiliates ("ADT Securities") for its own account and for the accounts of its customers, which transactions may result from time to time in Merrill Lynch and its associates having a net "long" or net "short" position in ADT Securities or option contracts with other derivatives in or relating to ADT Securities. As of February 28, 1997, Merrill Lynch held positions in ADT Securities as principal as follows:
(i) net "short" 769,995 of the Company's common shares; (ii) net "long" $51,000 par amount of 9.25% Guaranteed Senior Subordinated Notes of the Company due August 1, 2003; and (iii) net "long" 31,509 Liquid Yield Option[Trademark] Notes of the Company due 2010, exchangeable for 889,499 of the Company's common shares.